SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 2001


                                HORIZON PCS, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 333-51238

             Delaware                                   31-1707839
 (State or other jurisdiction of               (IRS Employer Identification
          incorporation)                                   No.)




           68 East Main Street
            Chillicothe, Ohio                               45601-0480
 (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (740) 772-8200





          (Former name or former address, if changed since last report)
                                       N/A

Item 5.  Other Events.

     On November 27, 2001, Horizon PCS, Inc. ("Horizon PCS") issued a press release announcing its proposed private offering of notes. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated November 27, 2001, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated November 27, 2001



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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HORIZON PCS, INC.



Date:  November 27, 2001        By: /s/  Peter M. Holland
                                   ---------------------------------------------
                                    Peter M. Holland, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)






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